Exhibit 99.1

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS

OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30

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1. REQUISITION NUMBER: TX00247Y2022T

2. CONTRACT NO.: 70FB7021D00000008

3. AWARD/EFFECTIVE DATE:

4. ORDER NUMBER: 70FB8022F00000079

5. SOLICITATION NUMBER:

6. SOLICITATION ISSUE DATE:

7. FOR SOLICITATION INFORMATION CALL: a. NAME: T. B. — b. TELEPHONE NUMBER (No collect calls): - -6274

8. OFFER DUE DATE/LOCAL TIME: ES

9. ISSUED BY — CODE 70FB80

FEMA-COMMUNITY SURVIVOR ASSISTANCE
FEDERAL EMERGENCY MANAGEMENT AGENCY
500 C STREET SW
3RD FLOOR
WASHINGTON DC 20472

10. THIS ACQUISITION IS [X] UNRESTRICTED OR [ ] SET ASIDE: % FOR:
[ ] SMALL BUSINESS
[ ] HUBZONE SMALL BUSINESS
[ ] SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESS
[ ] WOMEN-OWNED SMALL BUSINESS (WOSB) ELIGIBLE UNDER THE WOMEN-OWNED SMALL BUSINESS PROGRAM
[ ] EDWOSB
[ ] 8(A)
NAICS: 321991
SIZE STANDARD: 500

11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED [X] SEE SCHEDULE

12. DISCOUNT TERMS

13a. [ ] THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)

13b. RATING

14. METHOD OF SOLICITATION [ ] RFQ [ ] IFB [ ] RFP

15. DELIVER TO — CODE

Multiple Destinations

16. ADMINISTERED BY — CODE 70FB80

FEMA-COMMUNITY SURVIVOR ASSISTANCE
FEDERAL EMERGENCY MANAGEMENT AGENCY
500 C STREET SW
3RD FLOOR
WASHINGTON DC 20472

17a. CONTRACTOR/OFFEROR — CODE 005318746 — FACILITY CODE

CHAMPION HOME BUILDERS INC
ATTN JOSEPH KIMMELL
755 W BIG BEAVER ROAD
SUITE 1000
TROY MI 480844900

TELEPHONE NO. 5749710018

[ ] 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER

18a. PAYMENT WILL BE MADE BY — CODE FEMA

FEMA FINANCE CENTER
FEMA FINANCE CENTER
PO BOX 9001
WINCHESTER VA 22604

18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED [ ] SEE ADDENDUM

19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	DUNS Number: 005318746 The purpose of this Firm-Fixed Price Delivery Order is for Manufactured Housing Unit to FEMA in accordance with the terms and conditions of contract #70FB7021D00000008, the attached Delivery schedule and the MHU Statement of Work. This is a rated order certified for national defense, emergency preparedness, and energy program use, and the Contractor shall follow all the provisions of the Defense Priorities and				

(Use Reverse and/or Attach Additional Sheets as Necessary)

25. ACCOUNTING AND APPROPRIATION DATA: 2022-D1-4611DR-9064--3190

26. TOTAL AWARD AMOUNT *(For Govt. Use Only)*: $200,321,700.00

[ ] 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED. ADDENDA [ ] ARE [ ] ARE NOT ATTACHED.

[X] 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5 IS ATTACHED. ADDENDA [ ] ARE [X] ARE NOT ATTACHED.

[ ] 28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN ______ COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED.

[ ] 29. AWARD OF CONTRACT: ______ OFFER DATED ______. YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES WHICH ARE SET FORTH HEREIN, IS ACCEPTED AS TO ITEMS:

30a. SIGNATURE OF OFFEROR/CONTRACTOR: [signature]

31a. UNITED STATES OF AMERICA *(SIGNATURE OF CONTRACTING OFFICER)*: T. PARKER Digitally signed by T. PARKER Date: 2022.02.07 18:12:23 -05'00'

30b. NAME AND TITLE OF SIGNER *(Type or print)*: Joseph Kimmell EVP US Operations

30c. DATE SIGNED: 2/7/22

31b. NAME OF CONTRACTING OFFICER *(Type or print)*: T. Parker

31c. DATE SIGNED:

AUTHORIZED FOR LOCAL REPRODUCTION
PREVIOUS EDITION IS NOT USABLE

STANDARD FORM 1449 (REV. 2/2012)
Prescribed by GSA - FAR (48 CFR) 53.212

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19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
	Allocations System regulation (15 CFR 700). Contractors shall receive approval for new plants in accordance with section, "C.11 Adding An Additional Manufacturing Facility" in the 2020 MHU Statement of Work. All terms and conditions of the underlying IDIQ contract are incorporated into this delivery order. DO/DPAS Rating: DO-N1 Delivery: 09/20/2022 BFY: 2022 Fund Code: D1 Program: 4611DR Organization: 9064 Object Class: 3190 Fund Type: D Period of Performance: 02/03/2022 to 09/20/2022				
1003	FEMA NextGen 14 Foot Wide Two Bedroom Manufactured Home Unit supplied shall be in accordance with statement of work and all applicable contract specifications and attachments. Product/Service Code: 5450 Product/Service Description: MISCELLANEOUS PREFABRICATED STRUCTURES Delivery Location Code: 000000 VARIOUS LOCATIONS		EA		

Continued ...

32a. QUANTITY IN COLUMN 21 HAS BEEN

☐ RECEIVED ☐ INSPECTED ☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED:

32b. SIGNATURE OF AUTHORIZED GOVERNMENT REPRESENTATIVE	32c. DATE	32d. PRINTED NAME AND TITLE OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32e. MAILING ADDRESS OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32f. TELEPHONE NUMBER OF AUTHORIZED GOVERNMENT REPRESENTATIVE

32g. E-MAIL OF AUTHORIZED GOVERNMENT REPRESENTATIVE

33. SHIP NUMBER ☐ PARTIAL ☐ FINAL	34. VOUCHER NUMBER	35. AMOUNT VERIFIED CORRECT FOR	36. PAYMENT ☐ COMPLETE ☐ PARTIAL ☐ FINAL	37. CHECK NUMBER
38. S/R ACCOUNT NUMBER	39. S/R VOUCHER NUMBER	40. PAID BY		

41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT

41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER

41c. DATE

42a. RECEIVED BY *(Print)*

42b. RECEIVED AT *(Location)*

42c. DATE REC'D *(YY/MM/DD)*

42d. TOTAL CONTAINERS

STANDARD FORM 1449 (REV. 2/2012) BACK

CONTINUATION SHEET

REFERENCE NO. OF DOCUMENT BEING CONTINUED
70FB7021D00000008/70FB8022F00000079

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NAME OF OFFEROR OR CONTRACTOR
CHAMPION HOME BUILDERS INC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
1004	FEMA NextGen 14 Foot Wide Three Bedroom Manufactured Home Unit supplied shall be in accordance with statement of work and all applicable contract specifications and attachments. Product/Service Code: 5450 Product/Service Description: MISCELLANEOUS PREFABRICATED STRUCTURES Delivery Location Code: 000000 VARIOUS LOCATIONS		EA		
1015	Delivery of Two Bedroom and Three Bedroom from Factory Delivery shall be in accordance with contract requirements and statement of work. Product/Service Code: 5450 Product/Service Description: MISCELLANEOUS PREFABRICATED STRUCTURES Delivery Location Code: FEMA SELMA MHSS FEMA SELMA MHSS 661 SELFIELD ROAD SELMA AL 36703 US		EA		
1018	Transportation of TPS for 2bedroom and 4 bedroom Product/Service Code: 5450 Product/Service Description: MISCELLANEOUS PREFABRICATED STRUCTURES Delivery Location Code: 000000 VARIOUS LOCATIONS Amount: $				

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110